                                                                    Exhibit 99.1

SUPERIOR GALLERIES REPORTS RECORD ANNUAL AND FOURTH-QUARTER REVENUES


         Beverly Hills, California - (Business Wire) - August 11, 2005 - Superior Galleries, Inc. ("Superior") (OTC Bulletin Board: SPGR) reported record revenues for its fiscal 2005 fiscal year and fourth quarter ended June 30, 2005. The Company recorded revenues of $39.5 million for the year ended June 30, 2005, an increase of $9.5 million, or 32%, from $30.0 million for the year ended June 30, 2004.

         The Company recorded revenues of $10.2 million for its fiscal 2005 fourth quarter, an increase of $0.7 million, or 8%, from $9.5 million for the three months ended June 30, 2004. Management attributed the revenue increases to continued strong market demand for rare coins in both its wholesale and retail sales channels, as well as to the benefits of investments in its operations and to higher levels of inventory based on the availability of additional financing for inventory purchases.

         The Company recorded a net loss of $616,000, or $0.13 per basic and diluted share, for the year ended June 30, 2005 versus net income of $552,000 or $0.11 per basic share, $0.06 diluted, for the prior year. For the quarter ended June 30, 2005, the Company recorded a net loss of $408,000, or a loss of $0.09 per basic and diluted share, versus net income of $357,000, or $0.08 per basic share, $0.04 diluted, for the comparable period of fiscal 2004. The year-over-year comparisons reflect in part investments the Company continues to make in expanding its live auctions, online sales channels and operational infrastructure to support its overall growth.

         Silvano DiGenova, CEO of Superior, commented, "We are excited about our sixth consecutive quarter of record revenues, and we continue to see significant growth potential through our online sales channels and our traditional retail and auction activities, as well as other initiatives we are working on now. We are very encouraged about the possibilities for our future expansion as a result of the recent additions to our management team of Larry Abbott, our Chief Sales Officer, and Paul Song, our Vice President of Auctions. Both Larry and Paul bring vast amounts of experience in the numismatic and auction arenas. We believe that the combination of our strong management team, our investments in infrastructure and technology and the continued support of Stanford Financial Group will give us the momentum we need for long-term success."

         Superior Galleries will hold a conference call, today, Thursday, August 11, 2005 at 1:30 p.m. Pacific Time, to discuss the financial results of its 2005 fiscal year and fourth quarter ended June 30, 2005.

         To participate in the conference call, please dial the following number five to ten minutes prior to the scheduled conference call time: (877) 586-7724. International callers should dial (706) 679-0614. There is no pass code required for this call.

         If you are unable to participate in the call at this time, a replay will be available on Thursday, August 11 at 3:00 p.m. PDT, through Thursday, August 18 at 9:00 p.m. PDT. To access the replay dial (800) 642-1687 and enter the conference ID number 8277355. International callers please dial (706) 645-9291.

         Additionally, a transcript and audio webcast replay of the conference call will be made available on the Superior Galleries web site at www.sgbh.com following the conclusion of the live call.

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         Superior Galleries, Inc. is a publicly traded company, acting as a dealer and auctioneer in rare coins and other fine collectibles. The firm markets its products through its prestigious location in Beverly Hills, California and the company's web site at www.sgbh.com.

         Included in this release are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including express and implied statements concerning future growth potential, future revenues, income, results of operations, expansion plans and expectations. Although the company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that the expectations reflected in such forward looking statements will prove to have been correct. These forward-looking statements are subject to certain risks and uncertainties, including market and other conditions that may affect our ability to expand our auction and dealer activities and control our operating costs and risks identified in our SEC filings. The company's actual results could differ materially from those anticipated in the forward looking statements as a result of certain factors including sales levels, operating costs, distribution and competition trends, consumer preferences and other market factors. Past sales performance may not be indicative of future results. No assurances are given that sales trends or sales performance on behalf of consignors or customers will continue.



                     (FINANCIAL TABLES AND CONTACTS FOLLOW)

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
                                    SUPERIOR GALLERIES, INC.
                                     STATEMENT OF OPERATIONS
                              (In thousands, except per share data)

                                                                            (Unaudited)
                                                     Year Ended          Three Months Ended
                                                  June       June         June        June
                                                30, 2005    30, 2004    30, 2005    30, 2004
                                                --------    --------    --------    --------

Net sales                                       $ 37,340    $ 26,916    $  9,640    $  8,680
Commission income                                  2,195       3,081         565         787
                                                --------    --------    --------    --------
TOTAL REVENUE                                     39,535      29,997      10,205       9,467
COST OF SALES                                     32,027      23,382       8,364       7,394
                                                --------    --------    --------    --------

GROSS PROFIT                                       7,508       6,615       1,841       2,073

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES       7,708       5,959       2,114       1,659
                                                --------    --------    --------    --------

Income (loss) from operations                       (200)        656        (273)        414
                                                --------    --------    --------    --------

OTHER INCOME (EXPENSE)
   Interest income                                   376         476          78          92
   Interest expense                                 (788)       (535)       (213)       (137)
   Other expense, net                                 (3)        (33)         --          (9)
                                                --------    --------    --------    --------
      Total other income (expense)                  (415)        (92)       (135)        (54)
                                                --------    --------    --------    --------

INCOME (LOSS) BEFORE PROVISION FOR TAXES            (615)        564        (408)        360
INCOME TAX PROVISION                                   1          12          --           3
                                                --------    --------    --------    --------

NET INCOME (LOSS)                               $   (616)   $    552    $   (408)   $    357
                                                ========    ========    ========    ========

Calculation of net income (loss) per share:
Net income (loss)                               $   (616)   $    552    $   (408)   $    357
Preferred stock accretion                             --         (50)         --          --
Preferred stock dividend                              --         (37)         --          --
                                                --------    --------    --------    --------
Net income (loss) applicable to common shares   $   (616)   $    465    $   (408)   $    357
                                                ========    ========    ========    ========

NET INCOME (LOSS) PER SHARE
   Basic                                        $  (0.13)   $   0.11    $  (0.09)   $   0.08
                                                ========    ========    ========    ========
   Fully diluted                                $  (0.13)   $    .06    $  (0.09)   $   0.04
                                                ========    ========    ========    ========

WEIGHTED AVERAGE NUMBER OF COMMON
SHARES OUTSTANDING
   Basic                                           4,627       4,370       4,743       4,486
                                                ========    ========    ========    ========
   Fully diluted                                   4,627       8,098       4,743       8,163
                                                ========    ========    ========    ========

                                             (MORE)

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

                            SUPERIOR GALLERIES, INC.
                                 BALANCE SHEETS
                                 (In thousands)
                                                                June    June 30,
                                                              30, 2005    2004
                                                               -------   -------
                                     ASSETS
CURRENT ASSETS
   Cash                                                        $   417   $   447
   Accounts receivable, net of allowance for uncollectible
      accounts of $122 (2005) and $259 (2004)                    4,969     3,713
   Auction and customer advances                                 4,950     6,402
   Inventories                                                   8,713     6,106
   Prepaid expense                                                 346        51
                                                               -------   -------
      Total current assets                                      19,395    16,719

Property and equipment, net                                        220       135
Other assets                                                        --        11
                                                               -------   -------

      TOTAL ASSETS                                             $19,615   $16,865
                                                               =======   =======

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Line of credit - related party                              $ 9,250   $ 6,600
   Line of credit                                                2,200     2,500
   Accounts payable and accrued expenses                         5,154     7,261
   Notes payable to a related party                                350       300
   Notes payable                                                   650        --
   Series A stock redemption payable                               275       344
                                                               -------   -------
      Total current liabilities                                 17,879    17,005
                                                               -------   -------

LONG-TERM LIABILITIES
   Notes payable to a related party, net of current portion        400       600
   Series A stock redemption payable, net of current portion        --       344
                                                               -------   -------
      Total long-term liabilities                                  400       944
                                                               -------   -------

         TOTAL LIABILITIES                                      18,279    17,949
                                                               -------   -------


                                     (MORE)

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                            SUPERIOR GALLERIES, INC.
                            BALANCE SHEETS, CONTINUED
                                 (In thousands)

                                                             June      June 30,
                                                           30, 2005      2004

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY (DEFICIT)
    Preferred stock, 693,000 shares undesignated,
      none outstanding
    Series B convertible preferred stock $1.00
      par value 3,400,000 shares designated
      3,400,000 shares issued and outstanding
      with a liquidation preference of $3,400,000             2,967       2,967
    Series D convertible preferred stock $1.00 par
      value 2,000,000 shares designated 2,000,000
      shares issued and outstanding with a
      liquidation preference of $2,000,000                    1,931       1,931
    Series E convertible preferred stock $1.00 par
      value 2,500,000 shares designated 2,500,000
      shares issued and outstanding with a
      liquidation preference of $2,500,000                    2,488          --
    Common stock, $0.001 par value, 12,500,000 shares
      authorized; 4,819,942 (2005) and 4,485,942 (2004)
      outstanding                                                 5           4

    Additional paid in capital                                8,459       7,912

    Accumulated deficit                                     (14,514)    (13,898)
                                                           --------    --------

         Total stockholders' equity (deficit)                 1,336      (1,084)
                                                           --------    --------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)       $ 19,615    $ 16,865
                                                           ========    ========

See the Company's filing with the SEC on Form 10K for notes to financial statements

Contact:
Superior Galleries, Inc., Beverly Hills, California
Paul Biberkraut, CFO, at 310-203-9855 or paulb@sgbh.com www.sgbh.com

Investor Relations Contacts:
CCG Investor Relations
Sean Collins, Partner, at 310-477-9800
www.ccgir.com

American Capital Ventures, Inc.
Howard Gostfrand, President, at 305-918-7000 or hg@amcapventures.com www.amcapventures.com

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